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                                                                    EXHIBIT 10.1


                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R.
                    SECTIONS 200.80(B)(4), 200.83 AND 230.406

                     SOFTWARE LICENSE AND SERVICES AGREEMENT

This SOFTWARE LICENSE AND SERVICES AGREEMENT (this "AGREEMENT") is entered into as of March 15, 2002 (the "EFFECTIVE DATE"), by and between General Electric Company ("GEC"), with offices at 3135 Easton Turnpike, EIG, Fairfield, Connecticut 06431, on behalf of itself, the GEC Affiliates and the GEC Businesses as hereinafter defined (collectively "GE"), and General Magic, Inc. ("GMI"), with its principal office at 420 North Mary Avenue, Sunnyvale, California 94085.

1.   Definitions

     1.1 "API" means an implementation of the method prescribed for the magicTalk Enterprise Platform by which a programmer writing an application program can make requests of the magicTalk Enterprise Platform.

     1.2 "COMPONENT" means a reusable program building block that can be combined with other Components in the same or other computers in a distributed network to form an application.

     1.3 "CONFIDENTIAL INFORMATION" means any and all technical and non-technical information disclosed by one party ("Disclosing Party") to the other ("Receiving Party") during the term of this Agreement and related to the business of the Disclosing Party including but not limited to either parties past, present or future research, development, business activities and programs. Confidential Information shall also include (1) any unannounced product(s) or service(s) of either party; and (2) the terms, conditions and subject matter of this Agreement and any related contract documents. Confidential Information will not be deemed to include information that is (i) publicly available or becomes so in the future without restriction, other than as a breach of this Agreement, (ii) rightfully received by the Receiving Party from a third party free of any confidentiality obligation to the Disclosing Party, (iii) already in the Receiving Party's possession and lawfully received from sources other than the Disclosing Party, (iv) approved in writing by the Disclosing Party for release or disclosure without restriction by the Receiving Party or (v) independently developed by the Receiving Party without use of or reference to any Confidential Information of the Disclosing Party.

     1.4 "DOCUMENTATION" means the user guides and manuals for installation and Use of the Software.

     1.5 "GEC AFFILIATES" means those entities, including subsidiaries and joint ventures, which are controlled by, or under common ownership and control with GEC where GEC owns at least a 33% equity interest in such entity (or, for countries where majority ownership is restricted to 33% or less, the maximum equity ownership permitted by local law).

     1.6 "GE APPLICATION" means a [**] voice application, and all modifications and enhancements thereto developed by or on behalf of GE, including APIs developed by GE, as well as the [**] which may be delivered by GMI to GE pursuant to a Statement of Work under this Agreement and, more specifically, under the Statement of Work dated March 15, 2002; provided, however, that GE Application shall not mean or include the GMI Software. GE shall own all right, title


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          and interest in and to the GE Application, and all modifications, improvements and derivatives thereof, including all intellectual rights therein.

     1.7 "GEC BUSINESS" means an individual operating business or division of GEC, which at the time of this Agreement include: Aircraft Engines, Appliances, Aviation Services, Capital Services, Capital Corporate, Commercial Equipment Financing, Commercial Finance, Employers Reinsurance Corporation (ERC), Financial Assurance, GE Equity, GE Information Services "GEIS", GE Global eXchange Services "GXS", Global Consumer Finance, Industrial Systems, Lighting, Medical Systems, Mortgage Insurance Corporation, NBC, Plastics, Power Systems, Real Estate, Structured Finance Group, Supply, Transportation Systems, Vendor Financial Services and GE Corporate (which includes GE Corporate Research & Development, and all other Corporate and support components which components provide, among other things, international trade support, market development, licensing and investments for various GE businesses).

     1.8 "GMI SOFTWARE" means the software including all Components thereof, in the form commercially marketed and distributed by GMI, whether Object Code or Interpreted Code or both, together with the media and Updates therefor. GMI, its licensors and suppliers, shall own all right, title and interest in and to the GMI Software and associated Documentation, and to all modifications, improvements and derivatives thereof, including all intellectual property rights therein.

     1.9 "INTERPRETED CODE" means a human-readable software program that can be executed by a computer without compilation, such as a program written in the VoiceXML programming language.

     1.10 "KEY" means a numeric or alpha-numeric code that is necessary to gain access to and operate the Software in accordance with a license granted under this Agreement. GE shall receive the Key to the Software on the Effective Date of the Agreement. In the event that the Key shall be changed during the term of this Agreement, GMI shall give GE sixty (60) days notice of such change.

     1.11 "OBJECT CODE" means the fully compiled version of a software program that can be executed by a computer without further compilation.

     1.12 "ORDER FORM" means the document in hard copy or electronic form by which GE orders Software licenses and services, and which is accepted and agreed to by GMI. Each Order Form shall be substantially in the form attached hereto as Schedule A (Order Form) and shall reference the Effective Date of this Agreement.

     1.13 "PROFESSIONAL SERVICES" has the meaning given in Section 5.1 (Professional Services) of this Agreement.

     1.14 "SERVICES" means the Professional Services and the Support Services.


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     1.15 "SITE" means those locations in which the [**] Application is developed, modified, maintained and/or deployed by or on behalf of GE and in which GE is entitled to Use the Software in accordance with a license granted under this Agreement.

     1.16 "SOFTWARE" means the GMI Software and the Third Party Software designated on the Order Form.

     1.17 "SOURCE CODE" means the human-readable version of a software program that requires compilation or other manipulation before it can be executed by a computer.

     1.18 "[**] APPLICATION" means that certain application known as the [**] Application as it exists as of the date hereof and as it may be extended, modified or enhanced hereafter via which employees, contractors, customers, and suppliers of GE can obtain certain information regarding GE products, services and business.

     1.19 "SUPPORT SERVICES" has the meaning given in Section 5.2 (Support Services) of this Agreement.

     1.20 "THIRD PARTY SOFTWARE" means certain third party software specifically identified on an Order Form that GMI has the right to sublicense and deliver to GE, together with the media and Updates therefor.

     1.21 "UPDATE" means a successor version of the Software that is made generally available to GMI's licensees that are current in the payment of Support Services for such Software. [**]

     1.22 "USE" means the installation, utilization and reproduction of the Software by or on behalf of GE solely for business purposes of GE's [**] Application and not for remarketing, resale, redistribution or sublicensing to or use on behalf of others. For the purposes of this Agreement GE employees, contractors, suppliers, and customers (collectively "Users") may Use the Software in conjunction with GE's business, worldwide, whether from or off GE premises.

2.   Grant of License

     2.1 Grant. Subject to the terms and conditions of this Agreement and of the applicable Order Form, GMI grants to GE a perpetual (except as provided in Section 10.2 (Termination) below), worldwide, non-exclusive, non-transferable (except as permitted under this Section 2. and Section 11.1 (Non-assignment/Binding Agreement) below), and non-sublicensable license:

          (a) to Use the Software at the Site for the purposes and subject to the terms, conditions and limitations specified on the applicable Order Form;

          (b) to use the Documentation in support of GE's Use of the Software pursuant to this Agreement;

          (c) to make those copies of the Documentation and Software reasonably necessary to support GE's Use of the Software pursuant to this Agreement; and


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          (d)  to make those copies of the Software reasonably necessary for backup, disaster recovery, and archival purposes.

     2.2  Relocation.

          (a) GE may relocate Software from the computer systems or networks on which the Software was initially installed in the event of inoperability of the original computer or network, for purposes of disaster recovery testing or as part of any GE program to consolidate computer or network operations, provided the Software remains subject to this Agreement, any quantity and use limits or conditions set forth in an Order Form are maintained, and GMI is notified within a reasonable period of time of the new location of the Software.

          (b) GE may relocate Software without restriction to another GEC Business and/or GEC Affiliate owned or operated facility, or to the facilities of a third party, provided the Software remains subject to this Agreement, any quantity and use limits or conditions set forth in an Order Form are maintained, and GMI is notified within a reasonable period of time of the new location of the Software.

     2.3 Proprietary Rights. This Agreement transfers to GE neither title nor any proprietary or intellectual property rights to the Software or the Documentation, or to any modifications, improvements or derivatives thereof, or any copyright, patent or trademark embodied therein or used in connection therewith, except for the rights expressly granted under this Agreement.

     2.4 Proprietary Notices. GE agrees that, as a condition of its rights under this Agreement, it will not delete, alter or obscure any proprietary rights notices (including but not limited to copyright and trademark notices) of GMI, its licensors or suppliers that appear on or within each copy of the Software and the Documentation delivered by GMI to GE, and that it will reproduce all such notices on any copies of the Software and Documentation permitted under this Agreement.

     2.5 Delivery. GMI shall deliver to GE within five (5) business days after the date of receipt of a fully executed Order Form copies of the Software suitable for installation and duplication on Software compatible computers of GE, which copies will sent to the designated "Ship To" address and consist of (i) two (2) copies of the Software designated on the Order Form together with any appropriate Keys, (ii) two (2) copies of the associated Documentation, and (iii) FTP or digital downloadable media files of the then current Software and Documentation. Software shall be deemed accepted by GE upon successful installation.

3.   License Restrictions

     GE agrees that it will not itself, or through any agent or other third party:

          (a) install, use or reproduce the Software or the Documentation other than in accordance with this Agreement and the applicable Order Form;

          (b) modify, adapt, port, translate, localize or create derivative works of the Software or Documentation, except as specifically permitted in this Agreement;

          (c) decompile, disassemble, reverse engineer, or attempt, directly or indirectly, to identify, reconstruct, derive or discover the Source Code for all or any part of the Software (other than that which is Interpreted Code);


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          (d)  sell, lease, loan, rent, transfer, license or sublicense the
               Software or the Documentation except as permitted by this Agreement;

          (e) use the Software to provide processing services to third parties, whether through timesharing, rental or sharing arrangements, or otherwise use the Software on a "service bureau" basis;

          (f) use any speech or data files, specifically prompts and grammars, distributed with GMI Software except in connection with such software, or use any speech or data files, specifically prompts and grammars, distributed with Third Party Software except in connection with such software;

          (g) provide, disclose, divulge the Software or Documentation or make it available to, or permit use of it by, any third party except as permitted by this Agreement;

          (h) disclose directly or indirectly the results of any benchmark or other performance test run on the Software to any third party without GMI's prior written consent; or

          (i) knowingly take any action that would cause all or any part of the Software to be placed in the public domain.

     At GMI's written request, not more frequently than once annually, GE shall furnish GMI with a signed certification verifying that the Software and associated Documentation is being used in accordance with the provisions of this Agreement and applicable Order Forms. In addition, upon ten (10) day's written notice and no more often than once annually, GMI may, at its expense, audit GE's use of the Software and Documentation. Any such audit shall be conducted during regular business hours at GE's facilities and shall not unreasonably interfere with GE's business activities. If an audit reveals that GE has underpaid or overpaid fees to GMI, then GE shall be invoiced for such underpaid fees or receive a credit or refund in GMI's sole discretion for such overpaid fees which such fees shall be determined in accordance with this Agreement.

4.   Payment Provisions

     4.1 Amount. The fee for the Software licenses granted and for the Support Services provided under the initial Order Form shall be at the rates specified on the initial Order Form (Schedule A-1). All amounts will be expressed, and shall be paid for, in U.S. dollars.

     4.2 Additional Orders. GE Corporate may place additional orders for Software and/or Support Services under this Agreement by submitting a Schedule A-xx for the order and paying the required "Fee(s)" as reflected in Schedule B. The Schedule A-xx shall specifically state that the order is placed under this Agreement and shall be construed accordingly.

     4.3 Invoicing and Payment. Payment for the Software licenses granted and for the Support Services provided during the Term of this Agreement shall be due and payable net sixty (60) days from the date of receipt of a correct invoice by GE. GMI shall invoice GE for the Software upon successful installation of the Software provided that GE may withhold payment in the event that GE does not accept GMI Deliverables in accordance with the Professional Services Exhibit A.


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     4.4  Support Services Fees. GMI shall invoice GE for GMI's Support Services as described in Schedule C in the amount of the support fee listed on Schedule B, including all applicable discounts. The charge for Support Services shall be invoiced sixty (60) days prior to the expiration of the Warranty Period, and thereafter annually sixty (60) days prior to the anniversary of such expiration. Payment of the invoice shall evidence that GE has elected maintenance for that year.

     4.5 No Offset. Fees and expenses due from GE under this Agreement may not be withheld or offset by GE against any amount owed to GE by GMI.

     4.6 Taxes. GE shall pay all sales, use and excise taxes, and any other assessments in the nature of taxes based on license fees for the Software or its use or on the charges for any Services performed hereunder, exclusive of business privilege, property, or license taxes levied on GMI which are not required by law to be collected from GE, and taxes based on GMI's net income. GE represents that it is on a "self-pay" basis with all applicable U.S. taxing authorities and will, at GMI's request, supply GMI with evidence thereof. Therefore, GMI will issue any invoice pursuant to this Agreement without any taxes. GMI and GE shall cooperate with each other in minimizing any applicable tax and in obtaining any exemption from or reduced rate of tax available under any applicable law or tax treaty.

5.   Services

     5.1 Professional Services. GMI will provide and perform professional services for GE pursuant to the terms and conditions of Exhibit A ("Professional Services") to this Agreement ("Professional Services").

     5.2 Support Services. Upon payment annually in advance in the amount set forth on Schedule B, GMI will provide Support Services during the term of this Agreement pursuant to the terms and conditions set forth in Schedule C ("GMI Support Services"). GE at its option shall be entitled to, but not obligated to, enroll in Support Services. Updates shall be included under Support Services. GE may elect to receive Support Services for a period of [**] after the expiration or termination of this Agreement in accordance with the fees set forth on Schedule B and the GMI Support Services set forth on Schedule C under this Agreement.

6.   Proprietary Rights Indemnification

     GMI represents and warrants that it is the sole owner of the Software and the GMI Deliverables, or has procured the Software and GMI Deliverables under valid licenses from the owners thereof, and GMI further represents and warrants that it has full power and authority to grant the rights herein granted without the consent of any other person. GMI shall defend, indemnify and hold GE harmless from and against any claim, suit, or other proceeding brought against GE based on an allegation that the GMI Software or the GMI Deliverables, or any elements thereof, when used in accordance with this Agreement, violates or infringes any patent, copyright, trade mark, or trade secret right arising under the law of [**], or that the Third Party Software or any elements thereof, when used in accordance with this Agreement, violates or infringes any patent, copyright, trade mark, or trade secret right arising under the law of [**], provided that GMI is notified promptly in writing of such allegation, suit, or proceeding, is given sole control of the defense thereof and all related settlement


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     negotiations, and is given full and complete authority, information and assistance (at GMI's expense) for the defense of same. GMI shall pay without limitation all damages and costs finally awarded against GE in, or incurred by GE in a settlement of, any such suit or proceeding, but GMI shall not be responsible for any compromise made by GE or its agents without GMI's consent. If such Software or the GMI Deliverables or any element thereof is held by a court of competent jurisdiction to be infringing, and its use is enjoined, GMI shall, at its own expense without limitation, either promptly procure the right for continued use of such software by GE, or, if the performance thereof will not thereby be materially adversely affected, promptly replace or modify such software so that it becomes non-infringing. If neither of the actions specified for GMI in the preceding sentence is commercially feasible, then as a last resort, GMI shall [**].

     GMI has no liability under this Section 6 for any claim to the extent it arises out of or is related to (i) any use of the Software other than in accordance with this Agreement and the Documentation [**]; (ii) a modification of the Software by or on behalf of GE where, but for such modification, there would be no infringement and such modification was not reasonably contemplated by the parties; (iii) a combination of the Software with any third party software or hardware if but for such combination there would be no infringement and such combination was not reasonably contemplated by the parties; or (iv) the use of a version of Software other than the then current version if infringement would have been avoided with the use of the then current version, [**].

     The rights granted to GE under this Section 6 shall be GE's sole and exclusive remedy for any alleged infringement of any patent, copyright, trade secret or other proprietary rights. Where the alleged infringement of any such right is asserted by GE to be an infringement of a GE right, the parties agree that the indemnity obligation under this Section 6 shall not apply.

7.   Warranties

     7.1 Media Warranty. GMI warrants that for a period of [**] from the date of successful installation of the Software by GE that the media used to deliver the Software to GE shall be free from defects in manufacture and material under normal use. Should the media fail to be free of defects in manufacture or material under normal use, GMI as its entire liability and GE's sole and exclusive remedy shall replace the defective media at no charge, including shipping, provided GE notifies GMI of the defect during the [**] warranty period. This warranty does not apply to damage resulting from abuse, misuse or negligence.

    7.2 Software Warranty. GMI warrants that, for a period of [**] from the date of the first successful installation of the Software, the Software will perform substantially as described in the Documentation. If the Software fails to perform substantially in such a manner, GE's sole and exclusive remedy, and GMI's entire liability, shall be either correction or replacement of the Software at no charge or a full refund of all license fees paid by GE for the right to use the Software, provided that GE notifies GMI of the defect during the [**] warranty period. GE will deliver all copies of defective Software with associated Documentation to GMI to receive replacements or a refund of fees. This warranty will apply only if (a) the Software has been properly installed (if not installed by GMI) and used in accordance with this Agreement and the Documentation; and (b) no modification, alteration or addition has been made that were not reasonably contemplated by the parties. Additionally, GMI warrants that for [**] from the date


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          of delivery of any Third Party Software hereunder, that such Software will fully and completely interoperate with the GMI Software.

     7.3 Code Integrity Warranty. GMI warrants and represents that the GMI Software, other than the Key software, does not and will not contain any program routine, device, code or instructions (including any code or instructions provided by third parties) or other undisclosed feature, including, without limitation, a time bomb, virus, software lock, drop-dead device, malicious logic, worm, trojan horse, bug, error, defect or trap door (including year 2000), that is capable of accessing, modifying, deleting, damaging, disabling, deactivating, interfering with, or otherwise harming the GMI Software, any computers, networks, data or other electronically stored information, or computer programs or systems (collectively, "Disabling Procedures"). Such representation and warranty applies regardless of whether such Disabling Procedures are authorized by GMI to be included in the GMI Software. If GMI incorporates into the GMI Software programs or routines supplied by other vendors, licensors or contractors (other than the Key software), GMI shall obtain comparable warranties from such providers or GMI shall take appropriate action to ensure that such programs or routines are free of Disabling Procedures. Notwithstanding any other limitations in this Agreement, GMI agrees to notify GE immediately upon discovery of any Disabling Procedures that are or may be included in the GMI Software, and, if Disabling Procedures are discovered or reasonably suspected to be present in the GMI Software, GMI, as its entire liability and GE's sole and exclusive remedy for the breach of the warranty in this
          Section 7.3, agrees to take action immediately, at its own expense, to identify and eradicate (or to equip GE to identify and eradicate) such Disabling Procedures and carry out any recovery necessary to remedy any impact of such Disabling Procedures.

     7.4 Documentation Warranty. Any Documentation associated with the GMI Software will be in form and substance at least equal to comparable materials generally in use in the industry. If at any time such original Documentation is revised or supplemented by additional Documentation, thereupon GMI shall deliver to GE copies of such revised or additional Documentation at no charge in quantity equivalent to the quantity of such original Documentation then in GE's possession. GE's sole and exclusive remedy for breach of this warranty, and GMI's entire liability, shall be the correction or replacement of the defective Documentation.

     7.5  [**]

     7.6  [**]

     7.7  [**]

     7.8  [**]

     7.9  [**]

     7.10 Service Personnel. GMI warrants and represents that each of its employees, subcontractors or agents assigned to perform work under any Support Services agreement, shall have the proper skill, training and background so as to be able to perform in a competent, professional and workmanlike manner and that all work will be so performed and in accordance with generally


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          accepted industry professional standards. GE's sole and exclusive remedy for breach of this warranty, and GMI's entire liability, shall be the re-performance at no cost of the services, provided the claim is made within [**] of the service date.

     7.11 Third Party Pass-Through. GMI hereby assigns to GE any and all manufacturers' or suppliers' warranties, guarantees, representations, services agreements and indemnities, if any, with respect to any third party hardware and software delivered by GMI hereunder to the extent assignable by GMI. To the extent such warranties, guarantees, representations, services agreements and indemnities are not assignable by GMI, GMI agrees that GE may assert or enforce any right that GMI may have to enforce such warranties, guarantees, representations, service agreements and indemnities, or if such can only be enforced by GMI and in its own name, upon GE's request and at GE's sole expense, GMI shall take all reasonable action requested by GE to enforce such warranties, guarantees, representations, service agreements and indemnities.

     7.12 Warranty Disclaimer. THE WARRANTIES IN THE FIRST SENTENCE OF SECTION 6 (PROPRIETARY RIGHTS INDEMNIFICATION), IN SECTION 7 (WARRANTIES) AND IN
          SECTION 4 (WARRANTIES) OF EXHIBIT A (PROFESSIONAL SERVICES) ARE THE SOLE AND EXCLUSIVE WARRANTIES TO GE UNDER THIS AGREEMENT, AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, TITLE AND NONINFRINGEMENT. GMI'S LICENSORS AND SUPPLIERS MAKE NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT. GMI DOES NOT WARRANT THAT THE SOFTWARE WILL OPERATE IN COMBINATIONS OTHER THAN AS SPECIFIED IN THE DOCUMENTATION OR THAT THE OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE. PRE-PRODUCTION RELEASES OF SOFTWARE ARE DISTRIBUTED "AS IS", HOWEVER, IF GE IS TO RECEIVE A PRE-PRODUCTION RELEASE OF SOFTWARE IT SHALL BE NOTIFIED IN ADVANCE AS TO THE STATUS OF THE SOFTWARE. NEITHER THE SOFTWARE NOR THE GMI DELIVERABLES ARE INTENDED FOR USE DIRECTLY IN ANY NUCLEAR, AVIATION, MASS TRANSIT, MEDICAL, OR OTHER INHERENTLY DANGEROUS APPLICATION. GMI EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR SUCH USE. GE REPRESENTS AND WARRANTS THAT IT SHALL NOT DIRECTLY OR INDIRECTLY USE THE SOFTWARE OR THE GMI DELIVERABLES TO DEVELOP, TEST OR DEPLOY ANY APPLICATIONS FOR SUCH PURPOSES.

8.   Limitation of Liability

     EXCEPT FOR GE'S OBLIGATIONS UNDER SECTION 3 (LICENSE RESTRICTIONS), GMI'S OBLIGATIONS UNDER SECTION 6 (PROPRIETARY RIGHTS INDEMNIFICATION) AND EACH PARTY'S OBLIGATIONS UNDER SECTION 9.1 (CONFIDENTIAL INFORMATION), NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, LOST PROFITS, LOSS OF USE, LOSS OF DATA OR ANY OTHER SPECIAL, EXEMPLARY, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND INCURRED IN CONNECTION WITH OR ARISING OUT OF OR RELATING TO


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     THIS AGREEMENT, THE SOFTWARE, THE GMI DELIVERABLES, THE DOCUMENTATION, THE
     SERVICES, OR THE FURNISHING, PERFORMANCE OR USE OF THE SOFTWARE, GMI DELIVERABLES, DOCUMENTATION OR SERVICES PROVIDED HEREUNDER, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTIOUS CONDUCT, EVEN IF THE PARTY HAS BEEN NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR GE'S OBLIGATIONS UNDER SECTION 3 (LICENSE RESTRICTIONS), GMI'S OBLIGATIONS UNDER SECTION 6 (PROPRIETARY RIGHTS INDEMNIFICATION) AND EACH PARTY'S OBLIGATIONS UNDER
     SECTION 9.1 (CONFIDENTIAL INFORMATION), AS TO WHICH THERE SHALL BE NO LIMITATION OF LIABILITY, NEITHER PARTY'S LIABILITY TO THE OTHER UNDER THIS AGREEMENT SHALL EXCEED [**] THE AGGREGATE FEES ACTUALLY PAID TO GMI BY GE UNDER THIS AGREEMENT.

9.   Confidential Information and Publicity

     9.1 Confidential Information. All Confidential Information furnished under this Agreement by the party disclosing such Confidential Information (the "Disclosing Party") to the party receiving the Confidential Information (the "Receiving Party") shall remain the property of the Disclosing Party and/or its licensors and suppliers. The Disclosing Party's Confidential Information may be disclosed to Receiving Party visually, orally, in machine-readable form, or in writing (including graphic material). When disclosed in machine-readable form or writing, the Confidential Information shall be labeled "Confidential" or otherwise appropriately as to indicate its confidential nature. When disclosed visually or orally, the Confidential Information shall be identified as Confidential Information at the time of initial disclosure. Regardless of whether so marked or identified, however, any information that the Receiving Party knew or should have known was considered confidential or proprietary by the Disclosing Party, including without limitation information learned by the Receiving Party upon visual inspection of the Disclosing Party's property, will be considered Confidential Information of the Disclosing Party for the purposes of this Agreement.

          GMI and GE agree that each party shall receive the Confidential Information of the other party subject to the following conditions:

          (a) Confidential Information shall be held and protected by Receiving Party in strict confidence and used by Receiving Party and its personnel and affiliates only in conjunction with the performance of this Agreement. The Receiving Party shall not disclose the Confidential Information of the Disclosing Party to anyone except its own officers, employees, agents and contractors who have a need to know such information for purposes of exercising the Receiving Party's rights or performing its obligations hereunder, and such officers, employees, agents and contractors shall make no further disclosure of Confidential information without the express written authorization of the Disclosing Party.

          (b) Each party warrants and represents that each of its officers, employees, agents and contractors working on GE-GMI projects are aware of (or will, within 10 days of the Effective Date of this Agreement be made aware of) the terms of this non-disclosure agreement so that they may sufficiently protect the considerable interests of the other party in maintaining the confidentiality of its Confidential Information.

          (c) The Receiving Party shall not copy the Disclosing Party's Confidential Information (except for the limited purpose of making secondary copies for officers and employees on a need-to-know basis) and shall return to Disclosing Party any or all portions of the Disclosing Party's Confidential Information at any time upon request by the Disclosing Party including, but not limited to all documents or other media containing the Disclosing Party's Confidential Information. If any intermediate work products or working papers containing the Disclosing Party's Confidential Information shall have been generated, they shall be delivered to the Disclosing Party's contract administrator or technical coordinator or, when appropriate, disposed of as they so direct.

          (d) Each party's obligations hereunder with respect to any item of Confidential Information of the other shall continue during the term of this Agreement and for 3 years after the expiration or termination of this Agreement, except that each party's obligations hereunder with respect to trade secrets of the other shall extend to such time as the relevant information ceases to qualify as a trade secret under applicable law.

          (e) THE RECEIVING PARTY ACQUIRES NO INTELLECTUAL PROPERTY RIGHTS FROM THE DISCLOSING PARTY UNDER THIS SECTION 9.1, except for the restricted right to use Disclosing Party's Confidential Information for the express, limited purposes described above.

          (f) The Receiving Party shall be responsible in all cases for the enforcement of all confidentiality and non-disclosure provisions contained herein as they pertain to the Disclosing Party's Confidential Information, and shall bear all liability for any violations of these provisions by its subsidiaries, affiliates, joint venturers, consultants, agents, third party contractors and related persons or entities that are controlled by or under common ownership and control of the Receiving Party.

          (g) The parties acknowledge that they do not desire to receive any Confidential Information that is not reasonably necessary or appropriate to the performance of this Agreement.

     9.2 Publicity. As a material obligation of this Agreement, neither party shall use the name, logo, trademark, nor any reference either direct or indirect of the other in publicity releases, advertising, case studies or references without the prior written consent of the other. GMI understands that GE does not contemplate providing any such consent and is under no obligation, express or implied, to provide any such consent. In the event that consent should be granted for a particular communication, neither party shall be under any further obligation to provide consent to any future request. Both parties to this Agreement agree not to disclose the existence or any terms of this Agreement to any third party without the prior written approval of the other, except that the parties may disclose this Agreement (i) to an assignee pursuant to Section 11.1 (Non-assignment/Binding Agreement) hereof; or (ii) as may be required by law or legal process.

10.  Term and Termination

     10.1 Term. The license(s) granted under this Agreement will remain in force perpetually unless terminated as provided below. This Agreement shall become effective on the date specified on the first page hereof and shall remain in force for a minimum period of three (3) years and shall remain in effect thereafter until terminated by either party upon ninety (90) days' prior written notice to the other party or until this Agreement is otherwise terminated as provided herein.

     10.2 Termination for Cause. Either party may terminate this Agreement and in the event GMI is the non-breaching party, GMI may in addition terminate any or all licenses granted hereunder upon the occurrence of any of the following events of default:

          (a) If the other party fails to perform or discharge any of its material obligations hereunder, and fails to correct such failure within a thirty (30) day cure period following written notice from the non-breaching party specifying such failure. For purposes of this paragraph, GE's obligation to make payment of any amount due to GMI under this Agreement shall be deemed a material obligation.

          (b) If the other party shall have become insolvent or bankrupt, admitted in writing its inability to pay its debts as they mature or taken any action for the purpose of entering into winding-up, dissolution, bankruptcy, reorganization or similar proceedings analogous in purpose or effect thereto, or any such action shall have been instituted against it and such party shall have acceded thereto or such action shall not have been dismissed or stayed within sixty (60) days of the institution thereof, or any order shall have been made by any competent court or any resolution shall have been passed for the appointment of a liquidator or trustee in bankruptcy or such party shall have appointed or suffered to be appointed any receiver or trustee of the whole or any material part of its assets or business or shall have entered into any composition with its general creditors. In any such event the other party (i.e., the first party specified in this Section 10.2(b)) may terminate this Agreement at any time after such event by giving notice or may suspend or cancel deliveries during the continuation of any such event.

     10.3 Termination for Convenience. GE may terminate this Agreement for convenience at any time; termination shall not, however, relieve GE of the obligations specified in Sections 10.4 and 10.5 below nor shall GE's right to Use the Software be terminated.

     10.4 Effect of Termination. Termination of this Agreement or any license shall not prevent either party from pursuing other remedies available to it, including injunctive relieve, nor shall such termination relieve GE's obligation to pay all fees that have accrued or are otherwise owed by GE under this Agreement. Expiration or termination of this Agreement or any license granted hereunder for any reason other than a material breach by GE shall not abridge or diminish in any way the rights of GE to use the Software previously licensed or to receive Support Services as provided in this Agreement, and such use of the Software shall continue in perpetuity, subject to the terms and provisions of this Agreement and the applicable Order Form. Continuation of optional Support Services for such Software is subject to the applicable terms and provisions of Schedules B and C of this Agreement. The party's rights and obligations under Sections 1 (Definitions), 2.3 (Proprietary Rights), 2.4 (Proprietary Notices), 3 (License Restrictions), 4 (Payment Provisions), 8 (Limitations of Liability), 9.1 (Confidential Information), 10 (Term and Termination) and 11 (General) shall survive any termination or expiration of this Agreement for any reason.

     10.5 Discontinuation of Use. Within thirty (30) days after the date of termination of any license granted hereunder because of a material breach by GE, GE shall cease use, and shall return or destroy the applicable Software, and all copies thereof, all related Documentation and all copies thereof and shall furnish GMI with written certification verifying that it has done so. GE shall not be entitled to refund of all or any portion of the applicable license fee in such circumstances.

11.  General

     11.1 Non-assignment/Binding Agreement. Neither this Agreement nor any rights or obligations of either party under this Agreement may be assigned in whole or in part without the prior written consent of the other party. Notwithstanding the foregoing, GEC may, without GMI's written consent, assign this Agreement in whole or in part to any GEC Affiliate or in connection with a merger, combination or sale of all or substantially all of its assets. In addition, GMI may, without GEC's written consent, assign this Agreement in connection with a merger, combination or sale of all or substantially all of its assets. Any attempted assignment in violation of this Section 11.1 will be void and of no force or effect. Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns.

     11.2 Notices. Any notice required or permitted under the terms of this Agreement or required by law must be in writing and must be (a) delivered in person, (b) sent by first class registered mail, or (c) sent by major commercial overnight air courier, in each case properly posted to the other party at the address set forth below. Either party may change such address by notice to the other party given in accordance with this Section 11.2. Notices will be considered to have been given at the time of actual delivery in person (or when delivery is refused), five (5) business days after deposit in the mail as set forth above, or one (1) day after delivery to an overnight air courier service, as applicable.

     11.3 Force Majeure. Neither party will incur any liability to the other party on account of any loss or damage resulting from any delay or failure to perform all or any part of this Agreement if such delay or failure is caused, in whole or in part, by events, occurrences, or causes beyond its control. Such events, occurrences, or causes will include, without limitation, acts of God, strikes, lockouts, riots, acts of war, acts of terrorism, earthquakes, fire and explosions, but the inability to meet financial obligations is expressly excluded.

     11.4 Waiver. Any waiver of the provisions of this Agreement or of a party's rights or remedies under this Agreement must be in writing to be effective. Failure, neglect or delay by a party to enforce the provisions of this Agreement or its rights or remedies at any time, will not be deemed to be a waiver of such party's rights under this Agreement and will not in any way affect the validity of the whole or any part of this Agreement or prejudice such party's right to take subsequent action.

     11.5 Severability. If any term, condition, or provision of this Agreement is found by a court of competent jurisdiction to be invalid, unlawful or unenforceable to any extent, the parties shall endeavor in good faith to replace such provision with a provision that will preserve, as far as possible, the purposes intended by the parties under the provision held invalid, unlawful or unenforceable. If the parties fail to agree on such an amendment, the invalid term, condition or provision shall be changed or interpreted so as best to accomplish the objectives of such provision within the limits of applicable law, and the balance of the Agreement will continue to be valid and enforceable to the fullest extent permitted by law.

     11.6 Entire Agreement. This Agreement and the Order Forms (Schedule A, Schedule A-xx, etc.) issued hereunder constitute the entire agreement of the parties, and supersede all previous and contemporaneous communications, representations, understandings and agreements, whether oral or written, between the parties, with respect to the subject matter of this Agreement. This Agreement may not be modified or amended except by a writing signed by authorized representatives of both parties; no other act, document, usage or custom shall be deemed to amend or modify this Agreement.

     11.7 Relationship of Parties. In making and performing this Agreement, the parties act and shall act as independent contractors. Nothing contained in this Agreement shall be construed or implied to create the relationship of partner, or of employer and employees, between the parties. At no time shall either party make commitments for or in the name of the other party.

     11.8 Standard Terms of GE. No terms, provisions or conditions of any purchase order, acknowledgment or other business form that GE may use in connection with the licensing of the Software and associated Documentation or with securing Services hereunder will have any effect on the rights, duties or obligations of the parties under, or otherwise modify, this Agreement and the Order Forms issued hereunder, regardless of any failure of GMI to object to such terms, provisions or conditions.

     11.9 Export of Software; Government Use. GE agrees to comply fully with all relevant export laws and regulations of the United States ("Export Laws") to assure that neither the Software nor the Documentation, nor any direct product thereof are (1) exported, directly or indirectly, in violation of Export Laws; or (2) are intended to be used for any purposes prohibited by the Export Laws, including, without limitation, nuclear, chemical, or biological weapons proliferation. The Software and Documentation are "commercial items" as that terms is defined in 48 C.F.R. 2.101, consisting of "commercial computer software" and "commercial computer software documentation" as such terms are used in 48 C.F.R. 12.212 and
           227.7202. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4, and all U.S. Government customers acquire rights to use the Software and Documentation only as commercial items and with only those rights as are granted to all other GE customers pursuant to the terms and conditions of this Agreement. Unpublished rights are reserved under the copyright laws of the United States. In addition, during the term of this Agreement, GMI will, as a material obligation of this Agreement, disclose the levels of encryption technology contained within the Software sufficient for GE to comply with all applicable export and import law and regulations. Furthermore, GMI will notify GE, ninety (90) days in advance of any change in the level of encryption technology.

     11.10 Counterparts. This Agreement may be executed in counterparts, each of which so executed will be deemed to be an original and which together will constitute one and the same agreement. To expedite order processing, GE agrees that GMI may treat faxed counterparts of this Agreement (including executed counterparts) as originals; nevertheless, either party may require the other to exchange original signed documents.

     11.11 Applicable law; Jurisdiction. This Agreement will be interpreted and construed in accordance with the laws of the State of New York and the United States of America, without regard to conflict of law principles that would require application of the laws of a different state. The United Nations Covenant on Contracts for the Sale of Goods does not apply to this Agreement. All disputes arising out of this Agreement shall be subject to the jurisdiction and venue of the state and federal courts of New York and of Santa Clara County, California, and the parties consent to the personal jurisdiction of these courts.

     11.12 Dispute Resolution. Before either party initiates any legal action against the other arising from this Agreement (other than to seek injunctive or other equitable relief), the matter in controversy will first be referred to the chief information officers or other appropriate officers of the parties. Such officers shall take all reasonable steps to attempt to resolve the matter within four (4) weeks of the date of referral.

     11.13 Attorneys' Fees. The prevailing party in any judicial action brought to enforce or interpret this Agreement or for relief for its breach will be entitled to recover its costs and its reasonable attorneys' fees incurred to prosecute or defend such action.

     11.14 Remedies. In the event of any actual or threatened breach of the provisions of Section 3 (License Restrictions) or 9.1 (Confidential Information), or the licenses granted in Section 2 (Grant of License), the parties agree that the non-breaching party will have no adequate remedy at law and shall be entitled to immediate injunctive and other equitable relief, without bond and without the necessity of showing actual money damages.

     11.15 Interpretation. Section and Schedule headings are for ease of reference only and do not form part of this Agreement

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


GENERAL ELECTRIC COMPANY                GENERAL MAGIC, INC.


By: ____________________________        By: ____________________________


________________________________        ________________________________
(print name and title)                  (print name and title)

                                  SCHEDULE A-1
                               INITIAL ORDER FORM

----------------------------------------------------------------------------------------------------
                                        CUSTOMER INFORMATION
----------------------------------------------------------------------------------------------------
Sold and Billed To: General Electric, [**]           Ship To:*
----------------------------------------------------------------------------------------------------
Address: [**]                                        Address:
----------------------------------------------------------------------------------------------------
City:  Fairfield                    State: CN        City:                               State:
----------------------------------------------------------------------------------------------------
Country:  USA                    Zip Code: [**]      Country:                         Zip Code:
----------------------------------------------------------------------------------------------------
Contact: [**]                                        Contact:
----------------------------------------------------------------------------------------------------
Phone: [**]                                          Phone:
----------------------------------------------------------------------------------------------------
Fax: [**]                                            Fax:
----------------------------------------------------------------------------------------------------
Email: [**]                                          Email:
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                     * If different from Billing Address
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
MAGICTALK(R) VOICE                SEATS       CHANNELS          SITE(S)         LICENSE FEE
GATEWAY 1.6 LICENSES*
----------------------------------------------------------------------------------------------
  Development                      5                             [**]                [**]
----------------------------------------------------------------------------------------------
  Staging                                      1-T1              [**]                [**]
----------------------------------------------------------------------------------------------
  Deployment                                   1-T1              [**]                [**]
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL LICENSE FEES:                                                                   [**]
----------------------------------------------------------------------------------------------

* INCLUDED WITH ENTERPRISE PLATFORM DEPLOYMENT LICENSE

----------------------------------------------------------------------------------------------
MAGICTALK(R) ENTERPRISE        SEATS   CONNECTIONS    CPUS      SITE(S)       LICENSE FEE
PLATFORM 1.0 LICENSES
*INCLUDED WITH ENTERPRISE
----------------------------------------------------------------------------------------------
  Development                   5                                [**]               [**]
----------------------------------------------------------------------------------------------
  Staging                                  1                     [**]               [**]
----------------------------------------------------------------------------------------------
  Deployment                                           1         [**]               [**]
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL LICENSE FEES:                                                                 [**]
----------------------------------------------------------------------------------------------

* INCLUDED WITH ENTERPRISE PLATFORM DEPLOYMENT LICENSE

----------------------------------------------------------------------------------------------
THIRD PARTY        LICENSES/SUPPORT     PORTS      DESCRIPTION     SITE(S)     LICENSE FEE
SOFTWARE &
HARDWARE
----------------------------------------------------------------------------------------------
[**]               Development                                      [**]          [**]
----------------------------------------------------------------------------------------------
                   Staging                                          [**]          [**]
----------------------------------------------------------------------------------------------
                   Deployment           1 T1                        [**]          [**]
----------------------------------------------------------------------------------------------
                   Support                                                        [**]
----------------------------------------------------------------------------------------------
[**]               Development                                      [**]          [**]
----------------------------------------------------------------------------------------------
                   Staging                                          [**]          [**]
----------------------------------------------------------------------------------------------


--------

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                   Deployment           1 T1                        [**]          [**]
----------------------------------------------------------------------------------------------
                   Support                                                        [**]
----------------------------------------------------------------------------------------------
[**]                                                                [**]          [**]
----------------------------------------------------------------------------------------------
2 - Servers                                                         [**]          [**]
----------------------------------------------------------------------------------------------
TOTAL LICENSE                                                                     [**]
FEES:
----------------------------------------------------------------------------------------------

* INCLUDED WITH ENTERPRISE PLATFORM DEPLOYMENT LICENSE

----------------------------------------------------------------------------------------------
        GMI SERVICES                 ANNUAL PERIOD      FURTHER DESCRIPTION    SERVICE FEES
----------------------------------------------------------------------------------------------
Support Services                 [**] per year of the                              [**]
                                 net software license
                                 fee

----------------------------------------------------------------------------------------------
Application Development                                 [**] VUI per SOW           [**]
                                                        dated March 15, 2002
----------------------------------------------------------------------------------------------
TOTAL SERVICE FEES:                                                                [**]
----------------------------------------------------------------------------------------------

* INCLUDED WITH ENTERPRISE PLATFORM DEPLOYMENT LICENSE

                                                 ---------------------------------------------
                                                 Subtotal                               [**]
                                                 ---------------------------------------------
                                                 State Sales Tax                      Company
                                                                                     Self-Pay
                                                 ---------------------------------------------
                                                                   GRAND TOTAL          [**]
                                                 ---------------------------------------------

ADDITIONAL DEFINITIONS. Capitalized terms used but not defined in this Order Form shall have the meaning given them in the main body of the Agreement. For purposes of the Agreement and this Order Form the following additional terms have the meanings indicated below:

     "CHANNELS" means the number of T-1 lines over which telephone connections may be made with the Software and for which GMI has provided Keys in accordance with the Agreement.

     "CONNECTIONS" means the number of number of telephone connections that may be simultaneously maintained with the Software and for which GMI has provided Keys in accordance with the Agreement.

     "CPUS" means the number of single microprocessors on which the Software may be operated and for which GMI has provided Keys in accordance with the Agreement.

     "DEVELOPMENT LICENSE" means Use of the Software by the Seats designated on the Order Form for the purpose of designing, developing and testing GE Applications.

     "DEPLOYMENT LICENSE" means Use of the Software through the Channels or Ports, or on the CPUs, as applicable, designated on the Order Form for the purpose of testing for deployment and deploying the [**] Voice Applications.

     "PORTS" means, with respect to the [**], the number of telephone channels or telephone lines enabled to use the OSR Software to support a single conversation, as hereinafter defined. A "conversation" commences when a telephone caller is first connected to a computer system which processes the caller's spoken words for speech recognition purposes through use of OSR Software ("Computer System") and continues until the first of the following to occur: (a) the caller's telephone (or equivalent device) completely terminates the speech recognition portion of the connection


--------

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     between the telephone (or equivalent device) and the network or networks which connect it to the Computer System; (b) the telephone caller's connection is transferred to a human being; or (c) although the caller may remain connected to the Computer System, the Computer System will not further process the caller's spoken words for speech recognition purposes prior to termination of the call as defined in (a) above.

     "PORTS" means, with respect to the [**] software, the maximum number of telephone channels or telephone lines simultaneously enabled to play the output of the Speechify software at a single time.

     "SEATS" means the number of employees and individual independent contractors of GE who may concurrently Use the Software.

     "STAGING LICENSE" means Use of the Software over the Channels or Ports, or on the CPUs, as applicable, designated on the Order Form, for the purpose of testing for deployment the [**] Voice Applications.

FURTHER LICENSE RESTRICTIONS. Each license granted pursuant to this Order Form shall be subject to the limitations set forth in this Order Form. In no event shall GE's Use of the Software exceed the number of Channels, Connections, CPUs, Ports or Seats designated above, unless GE has placed and GMI has accepted an order for such additional Channels, Connections, CPUs, Ports or Seats, all in accordance with the Agreement.

This order is placed subject to the terms and conditions of the Software License Agreement by and between GMI and GE with the Effective Date of March 15, 2002.


GENERAL ELECTRIC COMPANY                ACCEPTED BY GENERAL MAGIC, INC.:

Signature: _____________________        Signature: _________________________

Name: __________________________        Name: ______________________________

Title: _________________________        Title: _____________________________

Date: __________________________        Date: ______________________________


--------

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  SCHEDULE A-XX
                                   ORDER FORM

----------------------------------------------------------------------------------------------
                                     CUSTOMER INFORMATION
----------------------------------------------------------------------------------------------
Sold and Billed To:                       Ship To: *
----------------------------------------------------------------------------------------------
Address:                                  Address:
----------------------------------------------------------------------------------------------
City:                      State:         City:                      State:
----------------------------------------------------------------------------------------------
Country:                Zip Code:         Country:                Zip Code:
----------------------------------------------------------------------------------------------
Contact:                                  Contact:
----------------------------------------------------------------------------------------------
Phone:                                    Phone:
----------------------------------------------------------------------------------------------
Fax:                                      Fax:
----------------------------------------------------------------------------------------------
Email:                                    Email:
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                          * If different from Billing Address
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
MAGICTALK(R) VOICE               SEATS        CHANNELS          SITE(S)          LICENSE FEE
GATEWAY 1.6 LICENSES
----------------------------------------------------------------------------------------------
  Development                                                    [**]
----------------------------------------------------------------------------------------------
  Staging                                                        [**]
----------------------------------------------------------------------------------------------
  Deployment                                                     [**]
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL LICENSE FEES:
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
MAGICTALK(R) ENTERPRISE       SEATS    CONNECTIONS    CPUS       SITE(S)        LICENSE FEE
PLATFORM 1.0 LICENSES
----------------------------------------------------------------------------------------------
  Development                                                     [**]
----------------------------------------------------------------------------------------------
  Staging                                                         [**]
----------------------------------------------------------------------------------------------
  Deployment                                                      [**]
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL LICENSE FEES:
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
THIRD PARTY        LICENSES/SUPPORT     PORTS      DESCRIPTION     SITE(S)     LICENSE FEE
SOFTWARE
----------------------------------------------------------------------------------------------
[**]               Development                                      [**]
----------------------------------------------------------------------------------------------
                   Staging                                          [**]
----------------------------------------------------------------------------------------------
                   Deployment                                       [**]
----------------------------------------------------------------------------------------------
                   Support
----------------------------------------------------------------------------------------------
[**]               Development                                      [**]
----------------------------------------------------------------------------------------------
                   Staging                                          [**]
----------------------------------------------------------------------------------------------

--------

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

----------------------------------------------------------------------------------------------
                   Deployment                                       [**]
----------------------------------------------------------------------------------------------
                   Support
----------------------------------------------------------------------------------------------
TOTAL LICENSE FEES:
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
        GMI SERVICES              ANNUAL PERIOD          FURTHER DESCRIPTION    SERVICE FEES
----------------------------------------------------------------------------------------------
Support Services             [**] per year of the net
                             software license fee

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Training
----------------------------------------------------------------------------------------------
TOTAL SERVICE FEES:
----------------------------------------------------------------------------------------------

                                           ---------------------------------------------------
                                           Subtotal
                                           ---------------------------------------------------
                                           State Sales Tax                            Company
                                                                                     Self-Pay
                                           ---------------------------------------------------
                                                                   GRAND TOTAL
                                           ---------------------------------------------------

ADDITIONAL DEFINITIONS. Capitalized terms used but not defined in this Order Form shall have the meaning given them in the main body of the Agreement. For purposes of the Agreement and this Order Form the following additional terms have the meanings indicated below:

     "CHANNELS" means the number of T-1 lines over which telephone connections may be made with the Software and for which GMI has provided Keys in accordance with the Agreement.

     "CONNECTIONS" means the number of number of telephone connections that may be simultaneously maintained with the Software and for which GMI has provided Keys in accordance with the Agreement.

     "CPUS" means the number of single microprocessors on which the Software may be operated and for which GMI has provided Keys in accordance with the Agreement.

     "DEVELOPMENT LICENSE" means Use of the Software by the Seats designated on the Order Form for the purpose of designing, developing and testing GE Applications.

     "DEPLOYMENT LICENSE" means Use of the Software through the Channels or Ports, or on the CPUs, as applicable, designated on the Order Form for the purpose of testing for deployment and deploying the [**] Voice Applications.

     "PORTS" means, with respect to the [**], the number of telephone channels or telephone lines enabled to use the OSR Software to support a single conversation, as hereinafter defined. A "conversation" commences when a telephone caller is first connected to a computer system which processes the caller's spoken words for speech recognition purposes through use of OSR Software ("Computer System") and continues until the first of the following to occur: (a) the caller's telephone (or equivalent device) completely terminates the speech recognition portion of the connection between the telephone (or equivalent device) and the network or networks which connect it to the Computer System; (b) the telephone caller's connection is transferred to a human being; or (c) although the caller may remain connected to the Computer System, the Computer System will not


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                                      -20-
     further process the caller's spoken words for speech recognition purposes prior to termination of the call as defined in (a) above.

     "PORTS" means, with respect to the [**] software, the maximum number of telephone channels or telephone lines simultaneously enabled to play the output of the Speechify software at a single time.

     "SEATS" means the number of employees and individual independent contractors of GE who may concurrently Use the Software.

     "STAGING LICENSE" means Use of the Software over the Channels or Ports, or on the CPUs, as applicable, designated on the Order Form, for the purpose of testing for deployment the [**] Voice Applications.

FURTHER LICENSE RESTRICTIONS. Each license granted pursuant to this Order Form shall be subject to the limitations set forth in this Order Form. In no event shall GE's Use of the Software exceed the number of Channels, Connections, CPUs, Ports or Seats designated above, unless GE has placed and GMI has accepted an order for such additional Channels, Connections, CPUs, Ports or Seats, all in accordance with the Agreement.

This order is placed subject to the terms and conditions of the Software License Agreement by and between GMI and GE with the Effective Date of _________________________, 2002.


GENERAL ELECTRIC COMPANY                ACCEPTED BY GENERAL MAGIC, INC.:

Signature: _____________________        Signature: _________________________

Name: __________________________        Name: ______________________________

Title: _________________________        Title: _____________________________

Date: __________________________        Date: ______________________________


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                                      -21-

                                   SCHEDULE B
                                      FEES

------------------------------------------------------------------------------------------------
magicTalk(R) Deployment         Unit              List Price   [**]             Net [**]
License                                                        Discount*        License
                                                                                Fee
                                                                                Discounted
                                                                                Price*
------------------------------------------------------------------------------------------------
Voice Gateway 1.6 (Includes 5   One T1            $[**]        $[**]            $[**]
development seat licenses and
1 channel staging license)
------------------------------------------------------------------------------------------------
Enterprise Platform 1.0         One CPU           $[**]        $[**]            $[**]
(Includes 5 development seat
licenses and 1 staging
connection license)
------------------------------------------------------------------------------------------------
Enterprise Platform 1.0         One CPU           $[**]        $[**]            $[**]
Personalization (Includes one
staging license)
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Third Party Software            Unit              List Price   [**]             Net [**]
Deployment License**                                           Discount*        License
                                                                                Fee
                                                                                Discounted
                                                                                Price*
------------------------------------------------------------------------------------------------
[**]                            One T1            $[**]        $[**]            $[**]
(Includes development &
staging)
------------------------------------------------------------------------------------------------
[**]                            One T1            $[**]        $[**]            $[**]
(Includes development &
staging)
------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
General Magic Services          [**]              Price
-------------------------------------------------------------------------------
Standard Support Services       [**] of the net   Software License Fee
-------------------------------------------------------------------------------
Training                        $[**] per day     plus travel expenses
-------------------------------------------------------------------------------
Professional Services           $[**] per day     per person
-------------------------------------------------------------------------------

*[**]DISCOUNT

General Magic agrees to apply a discount rate of [**] on the magicTalk Voice Gateway and Enterprise Platform deployment licenses in exchange for [**] participation in the General Magic Early Adopter Program (EAP).

** THIRD PARTY SOFTWARE DEPLOYMENT LICENSE

Not required to be purchased through General Magic.


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                                      -22-

                                   SCHEDULE C

                                SUPPORT SERVICES


For so long as GE is current in the payment of all applicable Maintenance and Support fees, GMI will provide to GE Support Services for the licensed Software as follows:

1. Telephone and email Support. GMI will provide telephone and electronic support services to GE's Designated Support Contacts from 8 a.m. to 5 p.m. Pacific Time, Monday through Friday, excluding regularly scheduled GMI holidays ("Support Hours"). Telephone and electronic support will consist of the following:

a. GMI will provide support regarding clarification of functions and features of the licensed Software, guidance in the installation, operation and performance of the licensed Software, and clarification of the Documentation of the licensed Software; and

b. Assistance in diagnosing and resolving suspected Errors in the licensed Software. An "Error" means a reproducible defect or deficiency in the licensed Software that causes the licensed Software not to operate substantially in accordance with the Documentation and that, despite GE's commercially reasonable efforts, cannot be resolved by reference to the Documentation, to GMI's technical support information database or to other materials made available by GMI to GE for such purposes.

c. GMI will provide one dedicated GMI resource to be an Expert on the relevant [**] Application community.

2. Resolution of Errors. Based on the information provided by a Designated Support Contact and GMI's independent verification of the Error, GMI will classify all reported and verified Errors in accordance with the severity level resolution table below. Unless otherwise specified by the Designated Support Contact or GMI's support engineer, Errors initially will be classified as Severity 3. GMI will use commercially reasonable efforts to acknowledge the report of a Severity 1 Error within [**], of a Severity 2 Error within [**], and a Severity 3 or Severity 4 Error within [**]. GMI will use commercially reasonable efforts to provide a correction of the Licensed Software or Documentation to resolve the Error ("Resolution") in accordance with the response times assigned to each severity level in the table below. Resolution may include: (a) a determination that the Error is not reproducible; (b) a determination that the Error is an enhancement request; (c) guidance on the installation, function and operation of the licensed Software; (d) the creation of a workaround for an Error in the licensed Software; or (e) the creation of modifications to the licensed Software that enable the temporary or permanent correction of an Error in the Software. GMI will have no liability to GE if, despite its commercially reasonable efforts, GMI is unable for any reason to provide a Resolution within the targeted response time or at all. Both after hours support and complex trouble-shooting (where a defect has been isolated to software or hardware not supplied by GMI) are available at GMI's standard hourly rates.


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                                      -23-

---------------------------------------------------------------------------------------------
SEVERITY LEVEL      DESCRIPTION                           TARGETED RESOLUTION TIME*
---------------------------------------------------------------------------------------------
Severity 1          An Error that causes complete         Within [**] after acknowledging
                    loss of service on a production       receipt of the Error report.
                    system. Work on the system cannot
                    reasonably continue, is mission
                    critical to the business and the
                    situation is an emergency.
---------------------------------------------------------------------------------------------
Severity 2          An Error, other than a Severity 1     Within [**] after acknowledging
                    Error, that causes a significant      receipt of the Error report.
                    loss of service on a production
                    system. No acceptable workaround
                    is available; however, operation
                    of the system can continue in a
                    restricted fashion.
---------------------------------------------------------------------------------------------
Severity 3          An Error, other than a Severity 1     Within [**] after acknowledging
                    or 2 Error, that reduces              receipt of the Error report.
                    performance of the Software but
                    does not significantly impair
                    operation of a production system.
---------------------------------------------------------------------------------------------
Severity 4          An Error that causes no loss of       In the next major release of the
                    service, and is minor or cosmetic     Software (in the licensor's discretion).
                    in nature, including requests
                    for enhancement of the Software.
---------------------------------------------------------------------------------------------

* The Targeted Resolution Time does not include the time taken by the Company or the End User to gather information, transaction data and reproducible test cases necessary to determine the nature of the Error and to isolate any defects to the Software.

3. Place of Performance. The Support Services provided by GMI hereunder shall be performed remotely from GMI's facilities in Sunnyvale, California. Upon GE's request, and subject to availability, GMI may elect to furnish qualified personnel for on-site assistance to GE to resolve Errors in the licensed Software. In such event, GE shall pay GMI at the time and materials rates as set forth on Schedule B for the time of required personnel and reimburse GMI for reasonable travel and living expenses of such personnel incurred in rendering the requested assistance.

4. Service Limitations. GMI will have no responsibilities or obligations under this Agreement with respect to any Errors not attributable to GMI, including but not limited to those resulting from or related to any of the following causes:
(a) installation (other than by GMI) or use of the licensed Software other than in accordance with the Documentation and this Agreement; (b) any alteration of, modification of or addition to, or attempted alteration of, modification of or addition to the licensed Software undertaken by other than GMI or its authorized representatives except if reasonably contemplated by the parties; (c) accident, neglect, failure or fluctuation of electric power, air conditioning or humidity control, or unusual physical, electrical or electromagnetic stress; (d) combination, merger or use of the licensed Software with any hardware, software or telecommunication interfaces not supplied or identified as compatible by GMI, or not meeting or maintained in accordance with the Documentation except if reasonably contemplated by the parties; (e) changes to the operating system or environment in which the licensed Software is deployed which adversely affect performance of the licensed Software except if reasonably contemplated by the parties; (f) failure to implement within three (3) months all Updates and Error corrections issued by GMI except if reasonably contemplated by the parties; or
(g) use of any release of the licensed Software other than the current release or the one immediately preceding it except if reasonably contemplated by the parties.


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                                      -24-

5. Responsibilities of GE. GMI's provision of Support Services is subject to the following:

a. GE must select at least one and not more than five IT Users as Designated Support Contacts, who shall be identified below. In order to avoid interruptions in Support Services, GE must notify GMI whenever the duties of a Designated Support Contact are transferred to another User.

b. GE will properly train its Dedicated Support Contact(s) and all other of its personnel responsible for rendering support services to end users in the installation, operation, maintenance and support of the licensed Software.

c. In the event that GE is impacted by an Error and requires resolution, GE will report such Error to GMI.

d. GE will provide GMI reasonable access to the Dedicated Support Contact(s) and such of GE's personnel and equipment as may be necessary to verify, analyze and resolve any unresolved Error reported by GE. This access must include the ability to dial in to the equipment on which the licensed Software is operating and to obtain the same access to the equipment as those of GE's employees having the highest privilege or clearance level. GMI will inform GE of the specifications of the modem equipment and associated software needed, and GE will be responsible for the costs and use of said equipment at GE's site.

e. GE will supply first level support to end users, and will not refer any end user directly to GMI for support services.

f. GE will utilize any tools provided by GMI to report, track and resolve Errors. These tools may include an e-mail account and an online Error tracking database accessible through the GMI website.

6. Updates. For so long as GE is entitled to Support Services, GMI will furnish to GE copies of all Updates (as defined in the Agreement) and related Documentation, free of charge (other than shipping fees), when and as available.

7. Additional GMI Support Services. GE shall have access to GMI technical support databases regarding installation, function and operation of the licensed Software, as well as its Error tracking database, as such databases are made commercially available.


GMI Technical Support Contact:

Phone No.  [**]

Email:  [**]

GE Designated Support Contacts:


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                                      -25-

Name: __________________________                 _______________________

Address: _______________________        Phone No.: _____________________

         _______________________        Fax No.: _______________________

Phone No.: _____________________        Email: _________________________

Fax No.: _______________________
                                        Name: __________________________
Email: _________________________
                                        Address: _______________________

Name: __________________________                 _______________________

Address: _______________________        Phone No.: _____________________

         _______________________        Fax No.: _______________________

Phone No.: _____________________        Email: _________________________

Fax No.: _______________________
                                        Name: __________________________
Email: _________________________
                                        Address: _______________________

Name: __________________________                 _______________________

Address: _______________________        Phone No.: _____________________

                                        Fax No.: _______________________

                                        Email: _________________________

                                    EXHIBIT A

                              PROFESSIONAL SERVICES


This Exhibit A (Professional Services) provides the terms and conditions for the provision of certain services by GMI to GE related to GE's required customizations to enable Use of the Software for the [**] Application as provided in the Software License and Services Agreement (the "Agreement") to which this Exhibit is attached.

Effect of Exhibit A (Professional Services). This Exhibit is an additional part of and is incorporated into the Agreement as its Exhibit A. This Exhibit does not change or supersede any term of the Agreement and applies only to the software described in the Statement of Work, as defined below. All capitalized terms not otherwise defined herein will have the meanings provided in the Agreement and/or other schedules or exhibits attached thereto.

1)   DEFINITIONS

     a)   "ACCEPTANCE DATE" has the meaning provided in Section 2 (d) below.

     b) "GE DELIVERABLES" means the items listed in the SOW to be delivered by GE to GMI for use in the development of the GMI Deliverables.

     c) "GMI DELIVERABLES" shall mean the deliverable items specifically identified in a SOW for delivery by GMI to GE.

     d) "STATEMENT OF WORK" or "SOW" shall mean any mutually agreed upon form executed by both parties specifying the Professional Services to be rendered in accordance therewith, GE Deliverables, GMI Deliverables, applicable fees (including whether such fees shall be on a time & materials ("T&M"), or on a fixed price ("FP") basis), scope of work, and appropriate project timelines, as well as any project-specific requirements, including an appropriate acceptance procedure. Each SOW shall be governed by the terms of the Agreement, including this Exhibit A (Professional Services), and shall reference the Effective Date of the Agreement.

     e) "THIRD PARTY TECHNOLOGY" shall mean any commercial off-the-shelf software and other intellectual property whether or not such property is fixed in a tangible medium (for example, a standard authoring program or platform) specifically identified in the SOW or utilized in the course of the SOW by GMI, and owned by a company or individual other than GMI or GE.

2)   PROFESSIONAL SERVICES

     a) GE will deliver any GE Deliverables (including any GE Property as further described in Section 7 (a)) required under a SOW in accordance with the schedule set forth in the SOW.

     b) GMI will deliver the GMI Deliverables (including any GMI Property as further described in Section 7 (b)) required under a SOW in accordance therewith.


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                                      -27-

     c) The parties agree that any delay by one party in performing the tasks that are identified as its responsibility in the SOW and that are prerequisite for the performance of a task by the other party will extend the schedule for the other party's completion of that task on a day-for-day basis (or longer if the nature of the delay causes more than a day-for-day slip in the schedule).

     d) GE shall have [**] from the date on which GMI delivers each GMI Deliverable to GE (the "Correction Period"), to determine that each such GMI Deliverable substantially conforms to the SOW. Within the Correction Period, GE will provide GMI with written acceptance of the GMI Deliverable or a statement of errors to be corrected ("Errors"). Such Errors shall be limited to the failure of the GMI Deliverable to substantially conform to the SOW. The GMI Deliverable will be deemed to have been accepted by GE if GMI does not receive written acceptance of the deliverable or a statement of Errors during the Correction Period or, if the GMI Deliverable is a software program, if GE deploys the software in a commercial or production environment during such period. Upon receipt of any statement of Errors, GMI shall use commercially reasonable efforts to correct any reproducible Errors and redeliver the GMI Deliverable to GE. GE shall, within [**] of redelivery of the deliverable (the "Subsequent Correction Period"), provide GMI with written acceptance of the revised deliverable or, should the revised deliverable fail to substantially conform to the SOW, provide GMI with a written statement of additional Errors. The revised deliverable will be deemed to have been accepted by GE if GMI does not receive a written acceptance of the revised deliverable or a statement of additional Errors within the Subsequent Correction Period or, if the GMI Deliverable is a software program, if GE deploys the software in a commercial or production environment during such period. The acceptance procedures set forth herein shall continue until such time as GE accepts, or is deemed to have accepted, the GMI Deliverable. The date of written acceptance or of deemed acceptance of the deliverable under the foregoing acceptance procedures will be referred to as the "Acceptance Date."

     e) Each party will appoint a Project Manager to supervise the development and implementation work to be undertaken pursuant to each SOW. The initial Project Managers will be identified in the SOW. Each party may replace its Project Manager upon notice to the other party. It will be the responsibility of the Project Managers to ensure orderly conduct of the development and implementation work and to attempt in good faith to resolve any disputes between the parties regarding such work.

3)   RESOURCE AND RESOURCE CHANGES

     a) GE, prior to the commencement of any SOW, may request from GMI resumes and/or skill sets or other relevant information (via telephone interview, teleconferences, etc.).

     b) GE, in its reasonable discretion, may request that GMI remove a particular consultant who is providing Professional Services under this Agreement if GE reasonably believes that such consultant is not providing Professional Services as warranted and GMI, after notice, has been unable to resolve performance issues relative to such consultant. GMI shall pay the costs of familiarizing the replacement consultant with the project and take such other appropriate steps to ensure that GE does not incur additional project costs or missed project deadlines in accordance with a SOW. GE may request to interview and approve any replacement consultant prior to such consultant's commencement of Professional Services for GE. GE's approval shall not be unreasonably withheld.


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                                      -28-

     c) A party desiring to make a change (the "REQUESTOR") to the executed SOW must submit a written change request to the other party (the "REQUESTEE"). The Requestee will use reasonable efforts to notify the Requestor of its acceptance or rejection of the change request within five (5) business days. If the change request is accepted by the Requestee, GMI will determine within ten (10) business days of acceptance whether implementing the suggested change would result in a delay in schedule or increase in costs and will advise GE in writing within such period of the effect of the suggested change on schedule and costs. If GE accepts the effects on schedule and costs within ten
          (10) business days thereafter, the Statement of Work will be modified as necessary to reflect the change and its effects ("Change Order"). If either party rejects a change request submitted by the other party, or if GE does not accept the effects on schedule and costs, this Agreement will remain in effect with no change to the SOW.

4)   WARRANTIES

     a) GMI warrants that its Professional Services under this Exhibit A and the applicable SOW will be performed by qualified individuals in a professional and workmanlike manner conforming to generally accepted industry standards and practices, and that the GMI Deliverables will substantially conform to any specific specifications set forth in the applicable SOW for those deliverables. This warranty will apply only if (a) no modification, alteration or addition has been made to the GMI Deliverables by persons other than GMI or GMI's authorized representatives that were not reasonably contemplated by the parties.

     b)   In order to make a valid breach of warranty claim under this Section
          4.0 and to receive warranty remedies, GE shall report a deficiency in the Professional Services and/or GMI Deliverables to GMI in writing within [**] of performance of T&M Professional Services or, in the case of fixed price Professional Services, within [**] of acceptance of the Deliverables. However, where GE could not have known of such deficiency within [**] of performance by GMI, GE will have a [**] warranty period from the date of actual knowledge of the deficiency, provided that in no event shall a valid warranty claim be made more than [**] from the date of delivery or acceptance, as applicable, of the GMI Deliverables. For any breach of the above warranties, GE's exclusive remedy, and GMI's entire liability, shall be the timely re-performance of the Professional Services. If GMI is unable to re-perform the Professional Services as warranted, GE shall be entitled to recover the fees paid to GMI under the applicable SOW for the deficient Professional Services.

5)   INSURANCE

     During the performance of Professional Services under this Agreement, GMI shall provide and maintain minimum insurance coverage as follows:

          (a) Worker's Compensation and employees liability, per statutory requirements;

          (b) Comprehensive General Liability insurance including contractual liability coverage with the following limits in equivalent units of the local currency:

          Bodily Injury and Property Damage:    Each Occurrence      $[**] USD
                                                Aggregate            $[**] USD


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                                      -29-

          Excess Coverage:                      Each Occurrence      $[**] USD
                                                Aggregate            $[**] USD

     UPON GE'S REQUEST, GMI SHALL PROVIDE GE WITH A CERTIFICATE OF INSURANCE COMPLETED BY ITS INSURANCE CARRIER CERTIFYING THAT MINIMUM INSURANCE COVERAGES AS REQUIRED ABOVE ARE IN EFFECT.

6)   TERMINATION

     a) GE may terminate the Professional Services being rendered by GMI pursuant to a SOW if GMI has failed to perform a material obligation set forth herein or in the SOW in question, provided that GE has given GMI written notice upon the occurrence of any such failure, which notice shall specify each such failure, and provided further that GMI has not cured any such failure within thirty (30) days of written notice thereof.

     b) GMI may terminate a SOW if GE has failed to perform a material obligation set forth herein or in the SOW in question and if GE has not cured the breach within thirty (30) days' following written notice from GMI specifying the breach. For purposes hereof, GE's obligation to make payment to GMI in accordance with the SOW shall be deemed a material obligation.

     c) Consent to extend the cure period shall not be unreasonably withheld by either party, so long as the breaching party has commenced cure during the thirty-day notice period and pursues cure of the breach in good faith.

     d) Except as otherwise provided herein, termination of Professional Services under any SOW shall not limit either party from pursuing any other remedies available to it, including injunctive relief, nor shall termination relieve GE of its obligation to pay GMI all charges that have accrued prior to such termination. Any provisions of this Exhibit A (Professional Services) which by their terms contemplate survival will survive any termination of the Agreement or any SOW issued hereunder (other than the provisions of Section 4 (Warranties) which shall not survive termination of Professional Services by GE under any given SOW or of the Agreement). After termination and upon GE's request, GMI shall return to GE all GE Deliverables, GE Confidential Information, and all other GE data, records, or other materials provided to GMI in connection with the work contemplated by the terminated SOW.

7)   RIGHTS TO DELIVERABLES

a) GE PROPERTY. GE may provide to GMI for incorporation into or use in developing of the GMI Deliverables, GE Property owned or licensed by GE. "GE Property" shall mean all GE intellectual property prepared by GE, or for GE by a third party and which is identified in the applicable SOW and provided to GMI by GE for use hereunder. GE retains all ownership rights in and to GE Property at all times.

b) GMI PROPERTY. GMI may incorporate into GMI Deliverables, and/or provide to GE for use with GMI Deliverables, GMI Property owned or licensed by GMI. "GMI Property" shall mean all preexisting GMI intellectual property (except the GMI Software) which is provided to GE by GMI for use in or with GMI Deliverables hereunder. GMI hereby grants to GE a nonexclusive, worldwide, royalty-free right and license to use, execute, reproduce, display, perform modify and create


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                                      -30-
     derivative works of the GMI Property, solely and exclusively for GE internal use with and as part of GMI Deliverables. GMI retains all ownership rights in and to GMI Property at all times.

c) NEWLY-DEVELOPED MATERIALS. Each party's rights in and to material prepared by GMI for GE during the term of and in the performance of Professional Services under SOW(s) issued hereunder shall be as follows:

     TYPE I MATERIALS - Type I Materials developed, authored or prepared for GE, including but not limited to all documents, documentation, designs, computer programs, computer systems, data compilations, and other tangible and intangible materials by GMI, shall be considered works made for hire, are the sole and exclusive property of GE, and shall include all newly developed materials including, but not limited to, the GMI Deliverables (but excluding GMI Software, GMI Property, Type II Materials, Inventions of GMI, and Third Party Software as these terms are defined herein). In the event that the GMI Deliverables, Type 1 Materials and any other newly developed materials do not fall within the specifically enumerated works that constitute works made for hire under the United States Copyright laws, GMI hereby agrees to assign and, upon its authorship or creation, expressly assigns all copyrights, proprietary rights, trade secrets and other right, title and interest in and to such GMI Deliverables, Type 1 Materials and other newly-developed materials to GE. GMI agrees that such assignment shall be automatic under this Agreement.

     GMI further agrees to render all required assistance to protect GE's aforementioned rights. Classification of a Type I Material shall be mutually determined prior to the commencement of any Professional Services by GMI, and shall be specifically set forth in a SOW. GMI may decline to enter into any SOW for a GMI Deliverable which GE desires to claim as a Type I Material. Upon creation of any such Type I Materials, GMI automatically assigns and agrees to assign without further consideration, the copyright and all other rights, except rights to Inventions and/or patents as more specifically addressed in Section 7.d. below, in and to all such Type I Materials. It is anticipated that Type I Materials shall be those specific items that express or embody GE Property or GE's proprietary processes, techniques and/or information.

     Upon written agreement by GE, at GE's sole and exclusive discretion, and for such consideration as GE and GMI may agree to in writing, GMI may request, on a per SOW basis, to acquire the nonexclusive right to use and distribute certain Type I Materials.

     Notwithstanding the foregoing, GE acknowledges that its ownership of Type I Materials will not preclude GMI from utilizing in other projects any general ideas, concepts, techniques, or generic tools or software components learned by GMI in connection with the performance of Professional Services for GE, provided that the foregoing are not specific and unique to GE.

     TYPE II MATERIALS - Notwithstanding, GMI retains title, including ownership of copyright, to materials: i) identified in a SOW as Type II Materials, and/or ii) any GMI high-level macro language or CASE generated subroutines, scripts, objects (such as EJB components) and other tools, utilities or components which are not specific and unique to GE (excluding any GE Confidential Information). GE's license to Type II Materials is as set forth in under the terms and conditions of the Agreement.

8)   FEES FOR PROFESSIONAL SERVICES

     Professional Services will be provided either on a T&M basis at rates and applicable discounts in accordance with Schedule B during the term thereof, or on a FP basis, at the fixed price stated in the applicable SOW, where the bid for such fixed price shall incorporate rates and applicable discounts in accordance with Schedule B during the term thereof.


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     If a dollar limit is stated in the applicable SOW for T&M Professional
     Services, the limit shall be deemed an estimate for GE's budgeting and Licensor's resource scheduling purposes; after the limit is expended, Licensor will continue to provide the Professional Services on a T&M basis, if a SOW for continuation of the Professional Services is signed by the parties. Payment will be subject to Sections 4.4 (No Offset) and 4.5 (Taxes) of the Agreement.

9)   INVOICING AND PAYMENT

     GMI shall invoice GE monthly, unless otherwise expressly specified in the applicable SOW. Charges shall be payable within [**] of receipt of a correct invoice. GE shall issue a purchase order, or alternative document acceptable to GMI, on or before commencement of Professional Services under the applicable SOW. All amounts will be expressed, and shall be paid for, in U.S. dollars.

10)  INCIDENTAL EXPENSES

     Upon prior written agreement of the parties, appropriate travel, administrative, and out-of-pocket expenses incurred by GMI in connection with the Professional Services performed shall be invoiced by, and reimbursed by GE to, GMI. GMI acknowledges that, when approved by GE, any such incidental expenses shall be incurred by GMI in accordance with GE's general policies for such expenses.

11)  LICENSE FEES FOR THIRD PARTY TECHNOLOGY

     In each SOW, GE shall set forth all GE standard software and hardware platforms that may be relevant to the preparation and/or deployment of the GMI Deliverables, including all Third Party Technology licenses relating thereto. GMI shall work with GE to ensure that, whenever possible, such standard software and platforms will be utilized. Notwithstanding the foregoing, GMI may also utilize other Third Party Technology in GMI Deliverables provided that the following requirements are met:

          (a) THIRD PARTY TECHNOLOGY FOR WHICH THE ANTICIPATED INITIAL LICENSE FEES WILL BE TEN THOUSAND DOLLARS ($10,000) OR MORE IN THE AGGREGATE FOR A PARTICULAR SOW:

               - GE, upon notification by GMI, shall verify to the extent commercially practicable, that GE has an existing license to such Third Party Technology, or that GE will acquire such license, in each case that permits use by GMI as contemplated by the SOW.

               - If GE does not already have an existing license to such Third Party Technology, or does not intend to acquire such license itself, then GMI shall acquire such license and the terms of the license and any maintenance, support, and/or royalty provisions thereto shall be first approved in writing by GE prior to any execution of the license by GMI on GE's behalf. GMI shall have no responsibility or liability for such fees; or,

          (b) THIRD PARTY TECHNOLOGY FOR WHICH THE LICENSE, MAINTENANCE, SUPPORT, AND/OR ROYALTY FEES ARE LESS THAN TEN THOUSAND DOLLARS ($10,000) IN THE AGGREGATE FOR A PARTICULAR SOW:

               - GE shall be responsible for Third Party Technology license, maintenance, support, and/or royalty fees which are less than ten thousand dollars ($10,000) in the aggregate only when GMI has acquired such Third Party Technology specifically for GE, or where GMI


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[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                    will incur incremental cost (e.g. license fees, royalties, etc.) as a result of utilizing such Third Party Technology under a SOW.

12)  COMPLIANCE WITH GE'S POLICIES

     a) SAFETY POLICIES. GMI agrees to use reasonable efforts to cause any consultant who provides Professional Services under this Agreement to comply when on GE's premises with GE's reasonable standard safety policies that GE communicates to such consultant, to the extent that such policies are applicable to the site where such consultant is providing Professional Services.

     e) DRUG ABUSE POLICIES. GMI will advise any consultant who is physically on a GE Site and who provides Professional Services under this Agreement of GE's policy, exclusively when providing Professional Services where drug screening is mandatory pursuant to governmental regulations, to require an initial drug screen prior to the commencement of the assignment and, further, to require a drug screen at any time during the assignment either (i) if GE believes in good faith that the consultant is under the influence of an illegal substance, or (ii) as a consequence of an accident caused by or involving the consultant on GE's premises during the performance of this Agreement and likely to have been related to the consultant's use of an illegal substance. Any drug screens shall be performed by GE (or a company hired by GE) at GE's expense.

     b) THE SPIRIT & THE LETTER. GMI agrees to use reasonable efforts to cause any consultant who provides Professional Services under this Agreement to comply with GE's Policy Handbook, Integrity: The Spirit & The Letter of Our Commitment and agrees to comply with its Policies 20.2, Equal Employment Opportunity; 20.4, Ethical Business Practices; 20.5, Complying with the Antitrust Laws; and 30.5, Avoiding Conflicts of Interest.

12)  NONEXCLUSIVITY

     This Agreement is nonexclusive. GE may contract with other entities to perform services, and nothing herein precludes GMI from developing, marketing, and distributing any voice-solution technology.




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